Stockholders' equity and employee benefit plans	12 Months Ended
Dec. 31, 2013
Stockholders' Equity and Employee Benefit Plans Disclosure [Abstract]
Stockholders' equity and employee benefit plans
Stockholders' equity and employee benefit plans
Warrants
In August 2010, in conjunction with the Combination, the Company offered to sell shares of its common stock to certain accredited investors at a price of $7.68 per share. In addition, purchasers obtained a warrant to purchase additional shares equal to one-half of the number of shares purchased. The exercise price increases 0.5% at the end of each month and the warrants are exercisable any time up to the expiration date.
In June 2011, a majority shareholder purchased additional shares of the Company's common stock at a price of $8.07 per share, and similar to the initial purchase of shares, the shareholder received a warrant to purchase one share of common stock for every two shares purchased.
The warrants outstanding as of December 31, 2013 were recorded to stockholders’ equity at their fair value at the time of issuance. For the warrants issued in August 2010, a fair value of $1.94 per warrant was determined using the Black-Scholes pricing model. For the warrants issued in June 2011, a fair value of $6.19 per warrant was determined using the Black-Scholes pricing model.
During the year ended December 31, 2013, the Company's largest shareholder converted all of its 6,366,072 warrants pursuant to the terms of a warrant agreement and received 4,227,358 shares the Company's common stock. As of December 31, 2013, approximately 355,000 warrants remained outstanding and were recorded to stockholders' equity at their fair value of $1.94 per warrant. The remaining warrants expire the earlier of October 11, 2014 or upon the occurrence of certain other events.
Employee benefit plans
The Company sponsors a 401(k) savings plan, which benefits eligible employees by allowing them the opportunity to make contributions up to certain limits. The Company contributes by matching a percentage of each employee's contributions. Subsequent to the closing of all acquisitions, employees of those acquired entities will generally be eligible to participate in the Company's 401(k) savings plan. The Company also has the discretion to provide a profit sharing contribution to each participant depending on the Company’s performance for the applicable year. The expense under the Company's plan was $8.2 million, $5.8 million and $4.3 million for the years ended December 31, 2013, 2012 and 2011, respectively.
During 2013, the Company adopted the Employee Stock Purchase Plan, which allows eligible employees to purchase shares of the Company's common stock at six-month intervals through periodic payroll deductions at a price per share equal to 85% of the lower of the fair market value at the beginning and ending of the six-month intervals. This plan is deemed to be non-compensatory, and accordingly, no share-based compensation expense for shares purchased under the plan is recognized.